                    THIRD AMENDMENT TO
                 REVOLVING CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Third Amendment") is made effective as of April 28, 1995, by and among SOUTHERN UNION COMPANY, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (individually the "Bank" and collectively the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking corporation ("TCB"), in its capacity as agent (the "Agent") for the Banks.

                         RECITALS

     WHEREAS, the Borrower, the Banks and the Agent have executed a certain Revolving Credit Agreement dated September 30, 1993
(the "Original Agreement"); and

     WHEREAS, the Borrower, the Banks and the Agent have executed a certain First Amendment to Revolving Credit Agreement, Revolving Note and Loan Documents (the "First Amendment") and a Second Amendment to Revolving Credit Agreement dated as of August 31, 1994 and July 1, 1994 (the "Second Amendment") (the Original Agreement as amended by the First Amendment and the Second Amendment is referred to herein as the "Agreement"); and

     WHEREAS, the Banks, the Agent and the Borrower desire to further amend the Agreement.

     NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                          AGREEMENT

1. AMENDMENTS TO SECTION 1. Section 1 of the Agreement is amended as follows:

     1.1 DELETIONS. The following definitions (or portions of definitions) are deleted from Section 1 of the Agreement:

     "Adjusted Consolidated Capital Expenditures"
     "Collateral"
     "Collateralization Event"
     Paragraph (g) of "Eligible Accounts Receivable"
     Paragraphs (a) and (d) of "Eligible Inventory"
     Paragraph (g) of "Eligible Marketing Accounts"
     Paragraph (g) of "Eligible PGA Receivables"
     Paragraph (f) of "Eligible Unbilled Accounts"
     "Pledgor Subsidiaries and Pledgor Subsidiary"
     "Security Agreement"
     "Security Documents"
     "Subsidiary Security Agreement"

     1.2     "ADJUSTED EBDIT".  The definition of "Adjusted
EBDIT" is deleted in its entirety and the following definition substituted therefor:

          "Adjusted EBDIT" shall mean for any period the sum
           ______________
of consolidated net earnings for the Borrower and its Subsidiaries (excluding for all purposes hereof all extraordinary items) plus each of the following to the extent actually deducted
       ____
in deriving net earnings: (a) depreciation and amortization expense; (b) interest expense; and (c) federal and state income taxes, in each case before adjustment for extraordinary items, as shown in the financial statements of the Borrower and its Subsidiaries referred to in Section 7.1 hereof (excluding for all purposes hereof all extraordinary items), and determined in accordance with GAAP, less (x) all federal and state income taxes
                      ____
paid in cash during such period (before adjustment for extraordinary items to the extent that cash received in such period in respect of such extraordinary items has been used to discharge any such tax liability arising by reason of extraordinary items); and (y) all cash dividends paid on any of the Borrower's capital stock during such period except cash dividends or interest paid on or with respect to Structured Securities.

     1.3     "BORROWING BASE".  The definition of "Borrowing
Base" is deleted in its entirety and the following definition substituted therefor:

          "Borrowing Base" shall mean, as of any time of
           ______________
determination when the Borrower's Senior Funded Debt is rated Baa3 or higher by Moody's Investor Service, Inc. or BBB- or higher by Standard and Poor's Corporation, the amount of $100,000,000.00 and, as of any other time of determination, without duplication, an amount equal to the sum of: (a) 95% of Eligible Accounts Receivable; plus (b) 75% of Eligible Unbilled Accounts of the Borrower; plus (c) 100% of all Cash and the face value of all Cash Equivalents (other than the Accounts); plus
(d) 50% of Eligible Inventory; plus (e) 95% of Eligible PGA Receivables; plus (f) 75% of Eligible Marketing Accounts (provided that the amount of Eligible Marketing Accounts to be
 ________
used in the determination of the Borrowing Base shall never exceed $12,000,000.00), in each case as reflected on the books of the Borrower as of the time at which the Borrowing Base is being determined; provided, however, that if (and for so long as) Borrower's Senior Funded Debt is rated equal to or lower than Ba2 by Moody's Investor Service, Inc. or BB by Standard and Poor's Corporation, the maximum amount of Cash and Cash Equivalents included in the Borrowing Base shall be $5,000,000.00.

     1.4     "BRIDGE ADVANCE AMOUNT".  The definition of "Bridge
Advance Amount" is deleted in its entirety and the following definition substituted therefor:

          "Bridge Advance Amount" shall mean, for any day prior
           _____________________
to the Bridge Expiration Date, the amount by which the outstanding principal amount of Loans exceeds the Borrowing Base, but not to exceed $25,000,000.00 and is used for the purposes set forth in Section 6.1(d); and, for any day on or after the Bridge Expiration Date, zero ($0).

     1.5     "BRIDGE EXPIRATION DATE".  The definition of "Bridge
Expiration Date" is deleted in its entirety and the following definition substituted therefor:

          "Bridge Expiration Date" shall mean the earlier to
           ______________________
occur of: the issuance of the Borrower's Structured Securities or December 31, 1995.

     1.6     "CASH INTEREST EXPENSE".  The definition of "Cash
Interest Expense" is deleted in its entirety and the following definition substituted therefor:

          "Cash Interest Expense" shall mean, for any period,
           _____________________
total interest expense to the extent paid in cash (including the interest component of Capitalized Lease Obligations and capitalized interest and all dividends and interest paid on or with respect to Borrower's Structured Securities) of the Borrower and any Subsidiary for such period all as determined in conformity with GAAP.

     1.7     "CONSOLIDATED NET WORTH". The definition of
"Consolidated Net Worth" is deleted in its entirety and the following definition substituted therefor:

          "Consolidated Net Worth" shall mean, for any period for
           ______________________
the Borrower and all Subsidiaries, the consolidated stockholders' equity of the Borrower and its Subsidiaries and preferred securities of the Borrower's Subsidiaries, all determined in accordance with GAAP, less the sum of the following consolidated items, without duplication: the book amount of any deferred charges (including, but not limited to, unamortized debt discount and expenses, organization expenses, experimental and development expenses, but excluding prepaid expenses) that are not permitted to be recovered by the Borrower under rates permitted under rate tariffs.

     1.8 "DEBT". The definition of "Debt" is deleted in its entirety and the following definition substituted therefor:

          "Debt" means (without duplication), for any Person
           ____
indebtedness for money borrowed determined in accordance with GAAP but in any event including, (a) indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services, except indebtedness which is owing to trade creditors in the ordinary course of business and which is due within thirty (30) days after the original invoice date;
(b) indebtedness of the kind described in clause (a) of this definition which is secured by (or for which the holder of such Debt has any existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations; (c) Capitalized Lease Obligations of such Person; (d) obligations under direct or indirect Guaranties other than Guaranties issued by the Borrower covering obligations of the Southern Union Trusts under the Structured Securities.

     1.9     "EURODOLLAR RATE".  The definition of "Eurodollar
Rate" is deleted in its entirety and the following definition substituted therefor:

          "Eurodollar Rate" shall mean with respect to the
           _______________
applicable Rate Period in effect for each Eurodollar Rate Loan, the sum of (a) the quotient obtained by dividing (i) the annual rate of interest determined by the Agent, at or before 11:00 a.m. Houston time (or as soon thereafter as practicable), on the second Business Day prior to the first day of such Rate Period, to be the annual rate of interest at which deposits of Dollars are offered to the Agent by prime banks in whatever eurodollar interbank market may be selected by the Agent in its sole discretion, acting in good faith, at the time of determination and in accordance with then existing practice in such market for delivery on the first day of such Rate Period in immediately available funds and having a maturity equal to such Rate Period in an amount substantially equal to the amount of such Eurodollar Rate Loan by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Rate Period, plus (b) an additional percentage per annum, for all periods through June 30, 1995 equal to 0.625% and, thereafter, a percentage per annum changing with the rating of the Borrower's Senior Funded Debt, and the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization, and determined in accordance with the following grid:
_________________________________________________________________
When the rating
of the Borrower's           When the Ratio of Consolidated
Senior Funded                   Total Indebtedness to
Debt is:                  Consolidated Total Capitalization is:
_________________________________________________________________
                                        Greater
                                        than or
                                        equal to          Greater
                           Less           57.5%           than or
                           than         but less           equal
                           57.5%        than 70%          to 70%
_________________________________________________________________
Greater than Baal by
Moody's Investor           0.375%         0.375%          0.375%
Service, Inc. and
greater than BBB+ by
Standard and Poor's
Corporation
_________________________________________________________________
Greater than Bal but
less than or equal to
Baal by Moody's            0.500%          0.625%         0.750%
Investor Service, Inc.
and greater than BB+
but less than or equal
to BBB+ by Standard
and Poor's Corporation
_________________________________________________________________
Equal to or less than
Bal by Moody's             1.250%          1.250%         1.250%
Investor Service, Inc.
or equal to or less than
BB+ by Standard and
Poor's Corporation
_________________________________________________________________

     1.10 "FACILITY LETTER OF CREDIT FEE PERCENTAGE". The definition of "Facility Letter of Credit Fee Percentage" is deleted in its entirety and the following definition substituted therefor:

          "Facility Letter of Credit Fee Percentage" shall mean a
           ________________________________________
fee expressed as a percent per annum for all periods through
June 30, 1995 equal to 0.625% and, thereafter, a percentage per annum changing with the rating of the Borrower's Senior Funded Debt and the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization, and determined in accordance with the following grid:
_________________________________________________________________
When the rating
of the Borrower's           When the Ratio of Consolidated
Senior Funded                   Total Indebtedness to
Debt is:                  Consolidated Total Capitalization is:
_________________________________________________________________
                                        Greater
                                        than or
                                        equal to          Greater
                           Less           57.5%           than or
                           than         but less           equal
                           57.5%        than 70%          to 70%
_________________________________________________________________
Greater than Baal by
Moody's Investor           0.375%         0.375%          0.375%
Service, Inc. and
greater than BBB+ by
Standard and Poor's
Corporation
_________________________________________________________________
Greater than Bal but
less than or equal to
Baal by Moody's            0.500%          0.625%         0.750%
Investor Service, Inc.
and greater than BB+
but less than or equal
to BBB+ by Standard
and Poor's Corporation
_________________________________________________________________
Equal to or less than
Bal by Moody's             1.250%          1.250%         1.250%
Investor Service, Inc.
or equal to or less than
BB+ by Standard and
Poor's Corporation
_________________________________________________________________

     1.11 "LOAN DOCUMENT". The definition of "Loan Document" is deleted in its entirety and the following definition substituted therefor:

          "Loan Document" shall mean this Agreement, any Note, or
           _____________
any other document, agreement or instrument now or hereafter executed and delivered by the Borrower or any other Person in connection with any of the transactions contemplated by any of the foregoing, as any of the foregoing may hereafter be amended, modified, or supplemented, and "Loan Documents" shall mean,
                                 ______________
collectively, each of the foregoing.

     1.12     "RESTRICTED PAYMENT".  The definition of
"Restricted Payment" is deleted in its entirety and the following definition substituted therefor:

          "Restricted Payment" shall mean the Borrower's
           __________________
declaration or payment of any dividend on, or purchase or agreement to purchase any of, or making of any other distribution with respect to, any of its capital stock, except any such dividend, purchase or distribution consisting solely of capital stock of the Borrower, and except any dividend or interest paid on or with respect to the Borrower's Structured Securities to the extent that such amounts are included in Cash Interest Expense.

     1.13     "STRUCTURED SECURITIES".  A definition of
"Structured Securities" is added to read as follows:

          "Structured Securities" shall mean collectively the
           _____________________
Subordinated Debt Securities, the Guarantees and the Common Securities and Preferred Securities of the Southern Union Trusts all as described and defined in the Registration Statement on Form S-3 filed by the Borrower with the Securities and Exchange Commission on March 25, 1995. For all purposes of this Agreement the amounts payable by Southern Union Trusts under the Preferred Securities and Common Securities and the amounts payable by the Borrower under the Subordinated Debt Securities or the Guarantees shall be treated without duplication, it being recognized that the amounts payable by Southern Union Trusts are funded with payments made or to be made by the Borrower to Southern Union Trusts and are also guaranteed by the Borrower under the Guarantees described in the S-3 mentioned above.

     1.14     "SOUTHERN UNION TRUST".  A definition of "Southern
Union Trust" is added to read as follows:

          A "Southern Union Trust" means any of those certain
             ____________________
Delaware business trusts organized for the sole purpose of purchasing Subordinated Debt Securities and issuing the Preferred Securities and Common Securities constituting a portion of, and described in the definition of, Structured Securities, and holding no assets other than the Borrower's Subordinated Debt Securities (also constituting a portion of, and described in the definition of, Structured Securities), the Guarantees and the proceeds thereof. Southern Union Trusts shall be considered to be Subsidiaries for purposes hereof so long as their affairs are consolidated under generally accepted accounting principles and for federal income tax purposes with the affairs of the Borrower.

2. AMENDMENTS TO SECTION 2.1(C). The text of Section 2.1(c) is deleted in its entirety and the following provisions substituted therefor:

          (c) Each Loan shall be: (i) in the case of any Eurodollar Rate Loan, in an amount of not less than $1,000,000.00 or an integral multiple of $1,000,000.00 in excess thereof;
(ii) in the case of any CD Rate Loan, in an amount of not less than $1,000,000.00 or an integral multiple of $1,000,000.00 in excess thereof; or (iii) in the case of any Alternate Base Rate Loan, in an amount of not less than $500,000.00 or an integral multiple of $100,000.00 in excess thereof and, at the option of the Borrower, any borrowing under this Section 2.1(c) may be comprised of two or more such Loans bearing different rates of interest. Each such borrowing shall be made upon prior notice from the Borrower to the Agent in the form attached hereto as Exhibit B (the "Notice of Borrowing") delivered to the Agent not
_________
later than 11:00 a.m. (Houston time): (i) on the third Business Day prior to the Borrowing Date, if such borrowing consists of Eurodollar Rate Loans; (ii) on the Business Day prior to the Borrowing Date, if such borrowing consists of CD Rate Loans; and
(iii) on the Borrowing Date, if such borrowing consists of Alternate Base Rate Loans. Each Notice of Borrowing shall be irrevocable and shall specify: (i) the amount of the proposed borrowing and of each Loan comprising a part thereof; (ii) the Borrowing Date; (iii) the rate of interest that each such Loan shall bear; (iv) the Rate Period with respect to each such Loan and the Expiration Date of each such Rate Period; and (v) the demand deposit account of the Borrower at Texas Commerce Bank -- Austin, National Association into which the proceeds of the borrowing are to be deposited by the Agent. The Borrower may give the Agent telephonic notice by the required time of any proposed borrowing under this Section 2.1(c); provided that such
                                              _____________
telephonic notice shall be confirmed in writing by delivery to the Agent promptly (but in no event later than the Borrowing Date relating to any such borrowing) of a Notice of Borrowing.
Neither the Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Agent believes in good faith to have been given by the Borrower, or for otherwise acting in good faith under this
Section 2.1(c).

3. AMENDMENTS TO SECTION 2.2. The text of Section 2.2(b) is deleted in its entirety and the following provisions substituted therefor:

          (b)     In addition to the interest accruing under
Section 2.3(a), the Loans (or portions thereof) that are outstanding from time to time prior to the Bridge Expiration Date, in excess of the Borrowing Base shall bear additional interest at a rate per annum equal to 3/8 of 1 percent (3/8%) during the period commencing on September 30, 1995 and continuing through (and ending on) the Bridge Expiration Date.

4. AMENDMENTS TO SECTION 3.2. The text of Section 3.2(d) is deleted in its entirety.

5. AMENDMENTS TO SECTION 5.1. The text of Section 5.1 is deleted in its entirety and the following provisions substituted therefor:

     COMMITMENT FEE. The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee based on a year of 360 days, from the date of the first Loans to, but not including, the Maturity Date (or such earlier date as of which all Commitments shall have terminated), on the daily average unused amount of each Bank's Commitment, such commitment fee to be payable quarterly in arrears on (a) the last day of each March, June, September, and December, commencing on June 30, 1995 and (b) the Maturity Date, at a rate per annum changing with the rating of the Borrower's Senior Funded Debt and the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization, and determined in accordance with the following grid:
_________________________________________________________________
When the rating
of the Borrower's             When the Ratio of Consolidated
Senior Funded                     Total Indebtedness to
Debt is:                   Consolidated Total Capitalization is:
_________________________________________________________________
                                        Greater
                                        than or
                                        equal to          Greater
                           Less           57.5%           than or
                           than         but less           equal
                           57.5%        than 70%          to 70%
_________________________________________________________________
Greater than Baal by
Moody's Investor           0.125%       0.1500%          0.1875%
Service, Inc. and
greater than BBB+ by
Standard and Poor's
Corporation
_________________________________________________________________
Greater than Bal but
less than or equal to
Baal by Moody's            0.1500%      0.1875%          0.2000
Investor Service, Inc.
and greater than BB+
but less than or equal
to BBB+ by Standard
and Poor's Corporation
_________________________________________________________________
Equal to or less than
Bal by Moody's             0.2500%      0.2500%          0.2500%
Investor Service, Inc.
or equal to or less than
BB+ by Standard and
Poor's Corporation
_________________________________________________________________


6. AMENDMENTS TO SECTION 6.1. A new Section 6.1(d) is added to read as follows:

          (d)  to finance the Borrower's open market acquisition
of its own 7.60% Senior Notes Due 2024; provided, however, that
                                        _________________
such use shall be limited to an aggregate amount advanced to $100,000,000.

7. AMENDMENTS TO SECTION 7.1. The text of Section 7.1 is deleted in its entirety and the following provisions substituted therefor:

          7.1. ORGANIZATION AND QUALIFICATION. The Borrower and each Subsidiary are corporations duly organized, validly existing, and in good standing under the laws of their respective states of incorporation; have the corporate or organizational power to own their respective properties and to carry on their respective businesses as now conducted; and are duly qualified as foreign corporations (or, in the case of any Southern Union Trust, trusts) to do business and are in good standing in every jurisdiction where such qualification is necessary except when the failure to so qualify would not or does not have a Material Adverse Effect. The Borrower is a corporation organized under the laws of Delaware and has the following Subsidiaries and no others: Lavaca Realty Company, a Delaware corporation; KellAir Aviation Company, a Delaware corporation; Western Gas Interstate Company, a Delaware corporation; Mercado Gas Services, Inc., a Delaware corporation; Southern Union Econofuel Company, a Delaware corporation; Southern Transmission Company, a Delaware corporation; Southern Union Gas Company, Inc., a Delaware corporation; Southern Union Gas Company, Inc., a Texas corporation, Southern Union Energy Products and Services Company, a Delaware corporation; Southern Union Energy International, Inc., a Delaware corporation and the Southern Union Trusts. Neither Subsidiary named Southern Union Gas Company, Inc. nor Western Utilities, Inc., a Delaware corporation; conducts or will conduct any business and neither has any assets other than minimum legal capitalization.

8. AMENDMENTS TO SECTION 7.17. The text of Section 7.17 is deleted in its entirety.

9. AMENDMENTS TO SECTION 8.5. The text of Section 8.5 is deleted in its entirety.

10. AMENDMENTS TO SECTION 8.6. The text of Section 8.6 is deleted in its entirety and the following provisions substituted therefor:

          8.6. OFFICER'S CERTIFICATE AND OTHER DOCUMENTS. On each Borrowing Date, the Banks shall have received (a) an Officer's Certificate from the Borrower dated the particular Borrowing Date to the effects set forth in Sections 8.1, 8.2, 8.3, and 8.4; (b) a Notice of Borrowing; and (c) such other documents and certificates relating to the transactions herein contemplated as the Banks may reasonably request.

11. AMENDMENTS TO SECTION 9.1(C). The text of Section 9.1(c) is deleted in its entirety and the following provisions substituted therefor:

          (c) within thirty (30) days after the end of each month for which the rating of the Borrower's Senior Funded Debt is lower than BBB-- by Standard and Poor's Corporation and lower than Baa3 by Moody's Investor Service, Inc.: (i) a list of the Eligible Accounts Receivable, Cash, Cash Equivalents and Inventory of the Borrower as at the end of the preceding month, such list to be in the form attached hereto as Annex 1 to
                                               _______
Exhibit H and to contain such information and detail as the Banks
___________
may request, including, without limiting the generality of the foregoing, aging of Accounts in the customary manner;
(ii) certification by the Borrower of its PGA Receivables and Eligible Unbilled Accounts as of the end of the preceding month; and (iii) a Borrowing Base certificate for such month in the form attached hereto as Exhibit H; provided, however, that the
                   ____________________________
Borrower may deliver the Borrowing Base reports for the last month of any fiscal year and the Borrowing Base reports for the first two months of the succeeding fiscal year no later than 90 days following the commencement of such succeeding fiscal year.

12. AMENDMENTS TO SECTION 9.4. The text of Section 9.4 is deleted in its entirety, and the following provisions substituted therefor:

          9.4. INSURANCE. Maintain, and cause each Subsidiary to maintain, insurance with financially sound, responsible and reputable companies in such types and amounts and against such casualties, risks and contingencies as is customarily carried by owners of similar businesses and properties, and furnish to the Banks, together with each delivery of annual financial statements under Section 9.1(a), an Officer's Certificate containing full information as to the insurance carried.

13. AMENDMENTS TO SECTION 9.5. The text of Section 9.5 is deleted in its entirety.

14. AMENDMENTS TO SECTION 9.9. The text of Section 9.9 is deleted in its entirety and the following provisions substituted therefor:

     9.9. NOTICE OF CERTAIN MATTERS. Notify the Agent Bank immediately upon acquiring knowledge of the occurrence of any of the following events: (a) the institution or threatened institution of any lawsuit or administrative proceeding affecting the Borrower or any Subsidiary that is not covered by insurance (less applicable deductible amounts) and which, if determined adversely to the Borrower or such Subsidiary, could reasonably be expected to have a Material Adverse Effect; (b) the occurrence of any material adverse change, or of any event that in the good faith opinion of the Borrower is likely to result in a material adverse change, in the assets, liabilities, financial condition, business or affairs of the Borrower or any Subsidiary; (c) the occurrence of a Default or an Event of Default; or (d) a change by Moody's Investors Service, Inc. or by Standard and Poor's Corporation in the rating of the Borrower's Funded Debt.

15. AMENDMENTS TO SECTION 10.1. The text of Section 10.1(d) is deleted in its entirety.

16. AMENDMENTS TO SECTION 10.2. The text of Section 10.2(f) is deleted in its entirety.

17. AMENDMENTS TO SECTION 10.3. The text of Section 10.3(h) is hereby deleted and the following provisions substituted therefor:

          (h) additional Debt of the Borrower and Structured Securities of the Borrower and the Southern Union Trusts provided that after giving effect to the issuance thereof there shall exist no Default or Event of Default; and: (i) the ratio of Consolidated Total Indebtedness to Consolidated Total Capitalization shall be no greater than 0.65 to 1.00; (ii) the ratio of Adjusted EBDIT to pro forma Cash Interest Expense shall be no less than 2.25 to 1.00; and (iii) such Debt and Structured Securities shall have a final maturity or redemption date, as the case may be, no earlier than the Maturity Date (as the same may be extended pursuant to Section 2.4) and shall mature or be subject to redemption or defeasance no earlier than the Maturity Date (as so extended) and shall be subject to no mandatory redemption or "put" to the Borrower or any Southern Union Trust exercisable, or sinking fund or other similar mandatory principal payment provisions that require payments to be made toward principal, prior to such Maturity Date (as so extended).

18.     AMENDMENTS TO SECTION 10.4.

     18.1 SECTION 10.4A. The text of Section 10.4(a) is deleted and the following provisions substituted therefor:

          (a)     stock of (i) the Subsidiaries named in
Section 7.1; (ii) Rio Grande Valley Gas Company, a Delaware corporation; and (iii) other entities that are acquired by the Borrower or any Subsidiary but that are promptly merged with and into the Borrower;

     18.2 SECTION 10.4(G). The text of Section 10.4(g) is deleted and the following provisions substituted therefor:

          (b) stock or securities of or equity interests in, any Person provided that, after giving effect to the acquisition and ownership thereof, the Borrower is in compliance with the provisions of Section 10.1(c) of this Agreement;

19. AMENDMENTS TO SECTION 10.5. The text of Section 10.5 is deleted and the following provisions substituted therefor:

          10.5 STOCK AND DEBT OF SUBSIDIARIES. The Borrower will not, and will not permit any Subsidiary to, sell or otherwise dispose of any shares of stock or Debt of any Subsidiary, or permit any Subsidiary to issue or dispose of its stock (other than directors' qualifying shares) except to the Borrower or another Subsidiary and except that Southern Union Trusts may issue preferred beneficial interests in public offerings of the Borrower's Structured Securities.

20. AMENDMENTS TO SECTION 10.8. The text of Section 10.8 is deleted and the following provisions substituted therefor:

          10.8. SALE OR OTHER DISPOSITION OF ASSETS. The Borrower will not, and will not permit any Subsidiary to, except as permitted under this Section 10.8, sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its Property (whether now owned or hereafter acquired); provided, however, that (i) the
                              _________________
Borrower or any Subsidiary may in the ordinary course of business dispose of Property consisting of Inventory; and Property consisting of goods or equipment that are, in the opinion of the Borrower or any Subsidiary, obsolete or unproductive, but if in the good faith judgment of the Borrower or any Subsidiary such disposition without replacement thereof would have a Material Adverse Effect, such goods and equipment shall be replaced, or their utility and function substituted, by new or existing goods or equipment; (ii) Lavaca Realty Company may dispose of its Property on the terms set forth in Section 10.6(c); (iii) the Borrower may transfer or dispose of any of its Significant Property (in any transaction or series of transactions) to any Subsidiary or Subsidiaries only if such Property has a net book value of not more than $5,000,000.00 in the aggregate; (iv) the Borrower and Lavaca Realty Company may dispose of their real property in one or more sale/leaseback transactions, provided that any Debt incurred in connection with such transaction does not create a Default as defined herein; (v) a Southern Union Trust may distribute the Borrower's subordinated debt securities constituting a portion of the Structured Securities, on the terms and under the conditions set out in the registration statement therefor filed with the Securities and Exchange Commission on March 25, 1995; and (vi) the Borrower or any Subsidiary may dispose of real property or tangible personal property other than Inventory (in consideration of such amount as in the good faith judgment of the Borrower or such Subsidiary represents a fair consideration therefor) provided that the aggregate value of such property disposed of (determined after depreciation and in accordance with generally accepted accounting principles consistently applied) does not exceed 10% of the aggregate value of all of the Borrower's and its Subsidiaries' real property and tangible personal property other than Inventory considered on a consolidated basis and determined after depreciation and in accordance with generally accepted accounting principles consistently applied, as of April 28, 1995.

21. AMENDMENTS TO SECTION 10.16. A new Section 10.16 is hereby added to read in its entirety as follows:

          10.16 LIMITATIONS ON PAYMENTS ON SUBORDINATED DEBT. The Borrower will not, and will not permit any Subsidiary to, make any payment in respect of interest on, principal of, or otherwise relating to, the Borrower's subordinated debt securities issued in connection with the Structured Securities if, after giving effect to such payment, a Default or Event of Default would exist.

22. AMENDMENTS TO SECTION 11.3. The text of Section 11.3 is deleted in its entirety.

23. The COMMITMENTS are revised to be consistent with the amendments set opposite the Banks' respective names on the signature pages hereto.

24. Exhibit A to the Agreement is replaced by Exhibit A attached hereto.

25.     Exhibits (h) and (i) are deleted from the Agreement.

26. USURY. All agreements between the Borrower and the Banks, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on one or more of the Notes or otherwise, shall the amount paid, or agreed to be paid, to one or more of the Banks for the use, forbearance, or detention of the money to be loaned under the Agreement and evidenced by the applicable Note(s) or otherwise or for the payment or performance of any covenant or obligation contained in the Agreement or any of the applicable Note(s) exceed the amount permissible at the Highest Lawful Rate.

If, as a result of any circumstances whatsoever, fulfillment of any provision of the applicable Note(s) or of the Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then ipso facto, the obligation to be
                           __________
fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, any one or more the Banks shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the amount permissible at the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction or the principal amount owing on account of the applicable Note(s) or the amount owing on other obligations of the Borrower to the applicable Bank(s) under the Agreement and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the applicable Note(s) and the amounts owing on other obligations of the Borrower to the applicable Bank(s) under the Agreement, as the case may, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, the Borrower and the Banks shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread in equal parts during the period of the full stated term of the applicable Note(s), all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by the applicable Note(s).

27. OTHER SECTIONS. Except as expressly amended by this Third Amendment, the provisions of the Agreement and the Note(s) shall remain in full force and effect, and the Borrower acknowledges and reaffirms its liability to the Banks thereunder.

In the event of any inconsistency between this Third Amendment and the terms of the Agreement or the Note(s), this Third
Amendment shall govern.

28.     MISCELLANEOUS.

     (a) The Banks do not, by their execution of this Amendment, waive any rights they may have against any person not a party hereto.

     (b) This Third Amendment may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same
Agreement.

     (c) All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

     (d) The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Third Amendment shall not affect the remaining portions of this Third Amendment, or any part thereof, and in case of an such invalidity, this Third Amendment shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted. The section headings in this Third Amendment are for convenience only and shall not limit or in any way affect the meaning of the terms and provisions of this Third Amendment.

     (e) THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; provided, however, that Chapter 15 of
                   -----------------
Subtitle 3, Title 79, Revise Civil Statutes of Texas, 1925, as amended (Articles 5069-15.01 through 5069.15.11, Vernon's Texas Civil Statutes, as amended) shall not apply to this Third Amendment.

     THIS WRITTEN THIRD AMENDMENT, TOGETHER WITH THE AGREEMENT
AND THE NOTES, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
AN MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS
OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment on the dates set forth below, to be effective
April 28, 1995.

          SOUTHERN UNION COMPANY


Date:     ______________________    By:     RONALD J. ENDRES
                                            _______________________
                                            Ronald J. Endres,
                                            Senior Vice President


          TEXAS COMMERCE BANK NATIONAL ASSOCIATION


Date:     ______________________     By:     ___________________

COMMITMENT:

$29,750,000.00




          THE BANK OF NOVA SCOTIA


Date:     _______________________    By:     ____________________


COMMITMENT:

$29,750,000.00



          CREDIT LYONNAIS CAYMAN ISLAND BRANCH


Date:     ______________________    By:     ____________________

COMMITMENT:

$29,750,000.00



          BOATMEN'S FIRST NATIONAL BANK


Date:     ______________________    By:     ____________________

COMMITMENT:

$17,000,000.00



          BANK OF MONTREAL


Date:     ______________________     By:     ___________________

COMMITMENT:

$18,750,000.00
                             EXHIBIT
                         REVOLVING NOTE


$_____________                         _______________, 19__


          FOR VALUE RECEIVED, the undersigned, SOUTHERN UNION COMPANY, a corporation organized under the laws of Delaware (the "Borrower"), HEREBY PROMISES TO PAY to the order of ______________________________________ (the "Bank"), on or
before December 31, 1997 (the "Maturity Date"), the principal sum of ___________________ Million and No/100ths Dollars ($___,000,000.00) in accordance with the terms and provisions of that certain Revolving Credit Agreement dated September 30, 1993, by and among the Borrower, the Bank, the other banks named on the signature pages thereof, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Agent (the "Agreement"), as amended by that certain First Amendment to Revolving Credit Agreement, Revolving Note and Loan Documents dated of even date with this Note, by an among the Borrower, the Banks and the Agent (the "First Amendment"; the Agreement as amended by the First Amendment, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

          The outstanding principal balance of this Revolving Note shall be payable at the Maturity Date. The Borrower promises to pay interest on the unpaid principal balance of this Revolving Note from the date of any Loan evidenced by this Revolving Note until the principal balance thereof is paid in full. Interest shall accrue on the outstanding principal balance of this Revolving Note from and including the date of any Loan evidenced by this Revolving Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the rate provided for in Section 2.2(c) of the Credit Agreement.

          Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the account of the Agent at the principal office of Texas Commerce Bank National Association in Houston, Texas (or such other address as the Agent under the Credit Agreement may specify) not later than noon (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

          If any payment of interest or principal herein provided for is not paid when due, then the owner or holder of this Revolving Note may at its option, by notice to the Borrower, declare the unpaid principal balance of this Revolving Note, all accrued and unpaid interest thereon and all other amounts payable under this Revolving Note to be forthwith due and payable, whereupon this Revolving Note, all such interest and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest, notice of intent to accelerate, notice of actual acceleration or further notice of any kind, all of which are hereby expressly waived by the Borrower.

          If any payment of principal or interest on this Revolving Note shall become due on a Saturday, Sunday, or public holiday on which the Agent is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

          In addition to all principal and accrued interest on this Revolving Note, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agent and all owners and holders of this Revolving Note in collecting this Revolving Note through any probate, reorganization, bankruptcy or any other proceeding and reasonable attorneys' fees when and if this Revolving Note is placed in the hands of an attorney for collection after default.

          All agreements between the Borrower and the Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Revolving Note or otherwise, shall the amount paid, or agreed to be paid, to the Bank for the use, forbearance, or detention of the money to be loaned under the Credit Agreement and evidenced by this Revolving Note or otherwise or for the payment or performance of any covenant or obligation contained in the Credit Agreement or this Revolving Note exceed the amount permissible at Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be
                               __________
fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the amount permissible at the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Revolving Note or the amounts owing on other obligations of the Borrower to the Bank under the Credit Agreement and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Revolving Note and the amounts owing on other obligations of the Borrower to the Bank under the Credit Agreement, as the case may be, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, the Borrower and the Bank shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread in equal parts during the period of the full stated term of this Revolving Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Revolving Note.

          This Revolving Note is one of the Notes provided for in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Credit Agreement or this Revolving Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date; but notwithstanding such occurrences, this Revolving Note shall remain valid and shall be in full force and effect as to Loans made pursuant to the Credit Agreement subsequent to each such occurrence.

          Except as otherwise specifically provided for in the Credit Agreement, the Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

          THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE
FEDERAL LAW.


          IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

     SOUTHERN UNION COMPANY

     By:     ___________________________________________________
     Name:   ___________________________________________________
     Title:  ___________________________________________________